Cumberland House 1 Victoria Street Hamilton HM 11 P.O. Box HM 98 Hamilton HM AX Bermuda (441) 296-7667 fax (441) 296-7665

CONTACT:	John Lockwood
Annuity & Life Re (Holdings), Ltd.
441-296-7667

ANNUITY & LIFE RE FIRST QUARTER 2005 EARNINGS REPORT

Hamilton, Bermuda, May 10, 2005 6:00 p.m. ET – Annuity and Life Re (Holdings), Ltd. (ANNRF.OB) today reported financial results for the three months ended March 31, 2005. The Company reported a net loss of $(768,665) or $(0.03) per fully diluted share for the three months ended March 31, 2005, as compared to net income of $834,394 or $0.03 per fully diluted share for the three months ended March 31, 2004. Net income for three months ended March 31, 2004 included a charge of $(365,960) or $(0.01) per fully diluted share for the cumulative effect of adopting the AICPA Statement of Position (SOP) 03-1 effective January 1, 2004.

Net realized investment gains for the three months ended March 31, 2005 were $401,150, as compared with net realized investment gains of $678,925 for the three months ended March 31, 2004. The realized gains were the result of the transfer and sale of securities in the Company’s investment portfolio to ceding companies in connection with the Transamerica and Met Life recaptures in the three months ended March 31, 2005 and 2004, respectively.

Gross unrealized losses on the Company’s investments were ($121,169) as of March 31, 2005, as compared to gross unrealized gains of $1,266,517 at December 31, 2004. The Company’s investment portfolio currently maintains an average credit quality of AA. Cash used by operations for the three months ended March 31, 2005 was $37,057,460 as compared to cash used by operations of $36,869,555 for the three months ended March 31, 2004. The cash used by operations during the three months ended March 31, 2005 includes payments made in connection with the termination and recapture of the Transamerica annuity reinsurance agreement and the novation of the Scottish and F&G life reinsurance agreements to Transamerica. Approximately $39,600,000 was paid to Transamerica in connection with the novation and recapture transactions in the three months ended March 31, 2005.

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Annuity and Life Re (Holdings), Ltd. provides annuity and life reinsurance to insurers through its wholly owned subsidiaries, Annuity and Life Reassurance, Ltd. and Annuity and Life Reassurance America, Inc.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. All statements which address operating performance, events, or developments that the Company expects or anticipates may occur in the future are forward-looking statements. These statements are made on the basis of management’s views and assumptions; as a result, there can be no assurance that management’s expectations will necessarily come to pass. The Company cautions that actual results could differ materially from those expressed or implied in forward-looking statements. Important factors that could materially and adversely affect the Company’s operations and financial condition and/or cause the Company’s actual results of operations or financial condition to differ from those expressed or implied in the Company’s forward-looking statements include, but are not necessarily limited to, the Company’s ability to meet the obligations associated with the Company’s current business and to fund the Company’s continuing operations; the Company’s ability to pursue strategic alternatives on favorable terms; the loss of a key executive; the Company’s ability to obtain adequate financial ratings; the ability of the Company’s cedents to manage successfully assets they hold on the Company’s behalf; the Company’s success in managing its investments; the Company’s ability to list its common shares on a national exchange or automated quotation system; changes in mortality, morbidity and claims experience; the Company’s ability to make accurate estimates and assumptions regarding future mortality, persistency, lapses, expenses and investment performance based upon historical results and information provided to it by its cedents; the Company’s ability to underwrite business; unanticipated withdrawal or surrender activity; changes in market conditions, including changes in interest rate levels; the competitive environment; the impact of recent and possible future terrorist attacks and the U.S. government’s response thereto; the Company’s ability to attract and retain clients; regulatory changes (such as changes in U.S. tax law and insurance regulation that directly affect the competitive environment for the Company’s products); and a prolonged economic downturn. Investors are also directed to consider the risks and uncertainties discussed in documents the Company has filed with the Securities and Exchange Commission, and in particular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The Company does not undertake to update any forward-looking statement that may be made from time to time by or on the Company’s behalf.

This press release and the attached financial statements are available in the “Press Releases” section of the Company’s website at www.alre.bm/releases_2005.html. Certain financial information that has been made available to financial analysts is available in the “Financial Reports” section of the Company’s website at www.alre.bm/reports.html.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In U.S. dollars)

	March 31, 2005	December 31, 2004
	(Unaudited)
Assets

Cash and cash equivalents	$36,497,436	$56,394,484
Fixed income investments at fair value (amortized cost of $63,976,362 and $80,767,893 at March 31, 2005 and December 31, 2004	63,855,193	82,034,410
Funds withheld at interest	55,902,525	56,415,386
Accrued investment income	840,696	1,155,762
Receivable for reinsurance ceded	79,524,877	82,433,270
Other reinsurance receivables	4,122,913	4,306,931
Deferred policy acquisition costs	5,926,854	6,084,488
Other assets	363,674	580,625

Total Assets	$247,034,168	$289,405,356

Liabilities

Reserves for future policy benefits	$109,115,788	$109,860,843
Interest sensitive contracts liability	56,574,414	57,754,009
Other reinsurance liabilities	14,589,434	49,186,297
Accounts payable and accrued expenses	2,096,101	6,186,995

Total Liabilities	182,375,737	222,988,143

Stockholders’ Equity

Preferred shares (par value $1.00; 50,000,000 shares authorized; no shares outstanding)	—	—
Common shares (par value $1.00; 100,000,000 shares authorized; 26,338,528 and 26,338,528 shares outstanding at March 31, 2005 and December 31, 2004)	26,338,528	26,338,528
Additional paid-in capital	333,807,041	333,810,766
Stock warrants	1,350,000	1,350,000
Unamortized stock-based compensation	(346,600)	(490,415)
Accumulated other comprehensive income	(113,947)	1,016,260
Accumulated deficit	(296,376,591)	(295,607,926)

Total Stockholders’ Equity	64,658,431	66,417,213

Total Liabilities and Stockholders’ Equity	$247,034,168	$289,405,356

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in U.S. dollars)

	For the Three Months Ended March 31,
	2005	2004
Revenues

Net premiums	$5,488,266	$14,310,641
Investment income, net of related expenses	1,666,008	9,250,735
Net realized investment gains	401,150	678,925
Net change in fair value of embedded derivatives	487,145	607,388
Surrender fees and other revenues	30,636	1,074,932

Total Revenues	8,073,205	25,922,621

Benefits and Expenses

Claims and policy benefits	4,602,443	10,244,658
Interest credited to interest sensitive products	369,178	3,529,250
Policy acquisition costs and other insurance expenses	1,356,238	8,180,997
Operating expenses	2,514,011	2,767,362

Total Benefits and Expenses	8,841,870	24,722,267

(Loss) income before cumulative effect of a change in accounting principle	$(768,665)	$1,200,354

Cumulative effect of a change in accounting principle	—	(365,960)

Net (Loss) Income	$(768,665)	$834,394

(Loss) income per common share before cumulative effect of a change in accounting principle

Basic	$(0.03)	$0.04

Diluted	$(0.03)	$0.04

Cumulative effect of a change in accounting principle per common share

Basic	$—	$(0.01)

Diluted	$—	$(0.01)

Net (loss) income per common share

Basic	$(0.03)	$0.03

Diluted	$(0.03)	$0.03

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONDENSED CONSOLIDATED STATEMENTS OF SEGMENT INCOME (LOSS)
(Unaudited and in U.S. dollars)

	Life	Annuity
	Reinsurance	Reinsurance	Corporate	Consolidated
Three Months Ended March 31, 2005

Revenues	$5,967,919	$1,193,807	$911,478	$8,073,205
Benefits and Expenses	5,788,237	756,650	2,296,983	8,841,870

Segment Income (Loss)	$179,682	$437,158	$(1,385,505)	$(768,665)

Total Assets	$128,305,222	$58,374,414	$60,354,532	$247,034,168

Fully Diluted Earnings per Share	$0.00	$0.02	$(0.05)	$(0.03)

Book Value per share				$2.45

Three Months Ended March 31, 2004

Revenues	$14,615,501	$9,920,074	$1,387,046	$25,922,621
Benefits and Expenses	14,440,920	8,586,461	1,694,885	24,722,266

Segment Income (Loss)	$174,580	$1,333,613	$(307,839)	$1,200,355
Cumulative effect of adopting SOP 03-1	—	(365,960)	—	(365,960)

Net Segment Income (Loss)	$174,580	$967,653	$(307,839)	$834,395

Total Assets	$216,526,756	$702,159,200	$84,886,362	$1,003,572,318

Fully Diluted Earnings per Share	$0.00	$0.04	$(0.01)	$0.03

Book Value per share				$5.18